SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2007
LANCE, INC.
(Exact name of registrant as specified in charter)

North Carolina	0-398	56-0292920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 704-554-1421
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
This Current Report on Form 8-K/A of Lance, Inc. (the “Company”) amends the Current Report on Form 8-K dated as of, and filed with the Commission on, February 12, 2007 (the “Original Form 8-K”) to correct an error in connection with such filing. The Exhibit 99.1 to the Original Form 8-K was not the final press release issued by the Company. This Current Report on Form 8-K/A includes as Exhibit 99.1 the final press release issued by the Company on February 12, 2007 with respect to its financial results for the fourth quarter and fiscal year ended December 30, 2006. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.
Non-GAAP Financial Measures
The press release attached as Exhibit 99.1 hereto also presents measures not derived in accordance with generally accepted accounting principles (“GAAP”). Such measures should not be considered substitutes for any measures derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP measures to the most nearly comparable GAAP measures, if applicable, is presented in the attached pages.
The Company believes that these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.
The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated February 12, 2007 with respect to the Company’s financial results for the fourth quarter and fiscal year ended December 30, 2006.
The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)

Date: February 12, 2007	By:	/s/ Rick D. Puckett

Rick D. Puckett Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K/A

Date of Event Reported: February 12, 2007	Commission File No: 0-398
Lance, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 12, 2007, with respect to the Company’s financial results for the forth quarter and fiscal year ended December 30, 2006.